New Issue Marketing Materials

(Seller and Master Servicer)

$295,215,000 (Approximate)

First Horizon Alternative Mortgage Securities Trust
Mortgage Pass-Through Certificates 2005-AA1

First Horizon Home Loans Corporation
Master Servicer &
Mortgage Loan Seller

First Horizon Asset Securities Inc.
Depositor

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of January 1, 2005.

January 21, 2005

$295,215,000(approx)

First Horizon Alternative Mortgage Securities Trust
Mortgage Pass-Through Certificates, Series 2005-AA1
Hybrid ARM Mortgage Loans

Class	Certificate Size (1)	Ratings Moodys/ S&P	Credit Enhance %age (2)	Interest Rate Type	Collateral Type	Certificate Type
			Offered Certificates			
I-A-1	$ 93,729,000	Aaa/AAA	6.30%	WAC (3)	3-Yr. Hybrid	Group I Pass-Through
I-A-IO	Notional (4)	Aaa/AAA	6.30%	WAC (4)	3-Yr. Hybrid	Group I Interest Only
II-A-1	$ 188,799,000	Aaa/AAA	12.20%	WAC (5)	5-Yr. Hybrid	Group II Senior Super Pass-Through
II-A-2	$ 12,687,000	Aaa/AAA	6.30%	WAC (6)	5-Yr. Hybrid	Group II Senior Support Pass-Through
II-A-IO	Notional (7)	Aaa/AAA	6.30%	WAC (7)	5-Yr. Hybrid	Group II Interest Only
			Not Offered Hereby			
B-1	$ 9,767,000	Aa2/AA	3.20%	WAC (8)	Total Portfolio	Crossed Subordinate
B-2	$ 3,466,000	A2/A	2.10%	WAC (8)	Total Portfolio	Crossed Subordinate
B-3	$ 2,205,000	Baa2/BBB	1.40%	WAC (8)	Total Portfolio	Crossed Subordinate
B-4	$ 1,891,000	Ba2/BB	0.80%	WAC (8)	Total Portfolio	Crossed Subordinate
B-5	$ 1,418,000	B2/B	0.35%	WAC (8)	Total Portfolio	Crossed Subordinate
B-6	$ 1,102,818	NR	0.00%	WAC (8)	Total Portfolio	Crossed Subordinate

(1) The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3) Up to and including the distribution date in [January 2008], the Class I-A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I-A-1 Mortgage Loans minus [0.519]%. After the distribution date in [January 2008], the Pass-Through Rate will equal the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.550]%.

(4) Up to and including the distribution date in [January 2008], the Class I-A-IO Certificates will bear interest at a fixed rate equal to [0.519]% per annum based on a notional amount equal to the current certificate balance of the Class I-A-1 Certificates. After the distribution date in [January 2008], the Class I-A-IO Certificates will not bear any interest and will have a notional balance equal to zero.

(5) Up to and including the distribution date in [January 2010], the Class II-A-1 and Class II-A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans minus [0.548]%. After the distribution date in [January 2010], the Pass-Through Rate will equal the weighted average of the Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.810]%.

(6) Up to and including the distribution date in [January 2010], the Class II-A-IO Certificates will bear interest at a fixed rate equal to [0.548]% per annum based on a notional amount equal to the current certificate balance of the Class II-A-1 and Class II-A-2 Certificates. After the distribution date in [January 2010], the Class II-A-IO Certificates will not bear any interest and will have a notional balance equal to zero

(7) The Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate Current Principal Balance of the related Class of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.266]%.

Depositor/Seller:	First Horizon Asset Securities Inc. ("FHASI")
Master Servicer:	First Horizon Home Loans Corporation
Trustee/Paying Agent:	The Bank of New York
Originators:	The Originator for the Mortgage Loans is First Horizon Home Loans Corporation.
Underlying Servicer:	The Mortgage Loans will be serviced by First Horizon Home Loans Corporation.
Cut-off Date:	January 1, 2005
Closing Date:	January 31, 2005
Rating Agencies:	Standard & Poor's ("S&P") and Moody's Investors Service ("Moody's").
Legal Structure:	REMIC
Optional Call:	10% cleanup call
Distribution Date:	25th of each month, or next business day, commencing February 25, 2005
Remittance Type:	Scheduled/Scheduled
Form of Registration:	The investment grade Certificates will be issued in book-entry form through DTC.
Cross-Collateralization:	The Class B Certificates will be subordinate certificates issued representing interests in all two Mortgage Loan Groups.
ERISA:	The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.
SMMEA:	The Class A, and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation: The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable. The Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest: The Master Servicer is required to cover interest shortfalls as a result of full prepayments to the extent of their aggregate servicing compensation.

Interest Accrual Period: The interest accrual period on the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Collateral Description: As of January 1, 2005, the aggregate principal balance of the Mortgage Loans described herein is approximately $315 million. The Mortgage Loans are conventional, adjustable rate Six-Month LIBOR indexed mortgage loans with initial rate adjustments occurring either three or five years after the date of origination ("Hybrid ARMs"). The Mortgage Loans are secured by first liens on one- to four-family residential properties. Approximately 88% (by principal balance) of the mortgage pool allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately 12% of the mortgage loans fully amortize over their original term (generally 30-years).

Below is a further summary of the collateral characteristics of the Mortgage Loans by each mortgage loan group and the total pool (expected, as of January 1, 2005):

MLG	% of Pool	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Initial Cap	Period Cap	Max Rate	Mos to Roll
I – 3 yr. Hybrid	31.75%	5.444%	5.069%	360	2.250%	1.875%	6.000%	2.000%	11.444%	36
II – 5 yr. Hybrid	68.25%	5.733%	5.358%	360	2.250%	1.875%	6.000%	2.000%	11.733%	60
Totals:	100.00%	5.641%	5.266%	359	2.250%	1.875%	6.000%	2.000%	11.641%	52

NOTE: the information related to the Mortgage Loans described herein generally reflects information as of January 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. **Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.**

Underwriting Standards: The Mortgage Loans were underwritten to the guidelines of the originators as more fully described in the prospectus supplement

Credit Enhancement: Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B Certificates represent interests in all two Mortgage Loan Groups and provide credit enhancement for the Class A Certificates.

Cash-Flow Description: Distributions on the Certificates will be made on the 25th day of each month (or the next business day). Distributions on the Senior Certificates will generally be made from the Available Funds of the related Loan Group. Distributions on the Class B Certificates will be made from Available Funds of all seven Loan Groups. "Available Funds" for any distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such distribution date in respect of the Mortgage Loans in the related Loan Group, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments and (4) under limited circumstances, certain prepayments allocated from the Available Funds of another Loan Group, net of (x) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Trustee and the Custodian and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account. Available Funds for each Loan Group will be distributed according to the following priority:

Group I Available Funds

1. Payments of interest to the holders of the Class I-A-1 and Class I-A-IO Certificates, pro rata based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on the cover page hereof); and

2. Payments of principal to the holders of the Class I-A-1 Certificates in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group I.

Group II Available Funds

3. Payments of interest to the holders of the Class II-A-1, Class II-A-2 and Class II-A-IO Certificates, pro rata based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on the cover page hereof); and

4. Payments of principal to the holders of the Class II-A-1 and Class II-A-2 Certificates in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II.

Senior Optimal Principal Amount

With respect to a Loan Group is an amount generally equal to the sum of (i) the Senior Percentage of the principal portion of scheduled payments on the related Mortgage Loans in the related Loan Group, (ii) the Senior Prepayment Percentage of prepayments and net liquidation proceeds in respect of Mortgage Loans in the related Loan Group and (iii) the Senior Prepayment Percentage of amounts received in respect of repurchased or substituted Mortgage Loans in the related Loan Group.

Any Remaining Available Funds from all Loan Groups

1. Payments of interest to the holders of the Class B Certificates, sequentially, in order of their numerical class designations, so that each such Class shall receive interest at a rate equal to their respective Pass-Through Rates (as described on the cover page hereof); and
2. Payments of principal to the holders of the Class B Certificates, sequentially, in order of their numerical class designation, so that each such Class shall receive such Class' Allocable Share of the Subordinate Optimal Principal Amount.

Shifting Interest: The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including [January 2011]. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more

delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to [January 2007], 20% or b) after [January 2007], 30%, then prepayments will be allocated among all certificates on a pro rata basis.

If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses: Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero.

Thereafter, Realized Losses on the Group I Mortgage Loans will be allocated to the Class I-A-1 Certificates, Realized Losses on the Group II Mortgage Loans will be allocated first to the Class II-A-2 Certificates until reduced to zero and then to the Class II-A-1 Certificates.

STATEMENT REGARDING ASSUMPTIONS
AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

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